Exhibit  10.5

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to SEMCO Capital Trust I or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

CERTIFICATE  NUMBER                     NUMBER  OF  TRUST  PREFERRED  SECURITIES
     P-                                   CUSIP  NO.

                CERTIFICATE EVIDENCING TRUST PREFERRED SECURITIES
                                       OF
                              SEMCO CAPITAL TRUST I

                       _____ % TRUST PREFERRED SECURITIES
              (LIQUIDATION AMOUNT $25 PER TRUST PREFERRED SECURITY)

     SEMCO Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of ______ Trust Preferred Securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the SEMCO Capital Trust I ____ % Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of _________, 2000, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Trust Preferred Securities as set forth therein. The holder of this certificate is entitled to the benefits of a guarantee by SEMCO Energy, Inc., a Michigan corporation (the "Corporation"), pursuant to a Trust Guarantee Agreement between the Corporation and Bank One Trust Company, National Association, as guarantee trustee, dated as of _________, 2000, as the same may be amended from time to time (the "Trust Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Trust Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this certificate this _____ day of _________, ____.

     SEMCO  CAPITAL  TRUST  I

     By:  ----------------------------------------------
          Sebastian  Coppola,  as  Administrative  Trustee

     By:  ----------------------------------------------
          Edric  R.  Mason,  Jr.,  as  Administrative  Trustee

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Trust Preferred Securities referred to in the within mentioned Trust Agreement.

     -------------------------------------------------
     Sebastian  Coppola,  as  Administrative  Trustee

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
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security to:

(Insert  assignee's  social  security  or  tax  identification  number)

-----------------------------------

-----------------------------------

-----------------------------------

-----------------------------------

(Insert address and zip code of assignee) and irrevocably appoints

 -----------------------------------

-----------------------------------

-----------------------------------

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agent  to transfer this Trust Preferred Security Certificate on the books of the
Trust.  The  agent  may  substitute  another  to  act  for  him  or  her.

Date:  ------------------------------

Signature:  -------------------------

(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)




DETROIT  15245-21  508915-3



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